UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation potential.

Annual Report

December 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Global Infrastructure Fund	FGIAX	—	FGNCX	FGNRX	FGIYX
Nuveen Real Asset Income Fund	NRIAX	—	NRICX	NRIRX	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FREBX	FRLCX	FRSSX	FARCX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank’s decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing “grand bargain,” will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 22, 2013

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. For the Nuveen Global Infrastructure Fund, Jay Rosenberg and John Wenker have been the managers since its inception in 2007. Effective December 1, 2012, Nuveen Asset Management added Tryg Sarsland as a co-portfolio manager to the Fund. For the Nuveen Real Asset Income Fund, Jay and John, along with portfolio manager Jeff Schmitz, CFA, have managed the Fund since its inception in 2011. For the Nuveen Real Estate Securities Fund, John assumed portfolio management responsibilities in 1999, while Jay has been on the management team of the Fund since 2005. In addition, co-portfolio manager Scott Sedlak joined the Nuveen Real Estate Securities Fund’s management team in 2011. On the following pages, the portfolio management teams for these Funds examine economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended December 31, 2012.

What were the general market conditions and trends over the course of the reporting period?

During this period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The central bank decided during its December 2012 meeting to keep the fed funds rate at “exceptionally low levels” until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September

2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of

U.S. Treasury securities through the end of December 2012. The goals of these actions,

which together will increase the Fed’s holdings of longer-term securities by approximately

$85 billion a month through the end of the year, are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the fourth quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), decreased at an estimated annualized rate of 0.1%, down from a 3.1% increase in the third quarter. This slight decline was due to lower inventory investment, federal spending and net exports. The Consumer Price Index (CPI) rose 1.7% year-over-year as of December 2012, after a 3.0% increase in 2011. The core CPI (which excludes

Nuveen Investments	5

food and energy) increased 1.9% during the period, staying just within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. As of January 2013, the national unemployment rate was 7.9%, slightly higher than the 7.8% unemployment rate for December 2012 but below the 8.3% level recorded in January 2012. The housing market continued to show signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 5.5% for the twelve months ended November 2012 (most recent data available at the time this report was prepared). This was the largest year-over-year price gain since August 2006. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets and the continued negotiations by Congress regarding potential spending cuts and tax policy reform.

The U.S. equity markets delivered impressive gains in 2012 despite significant market volatility and overarching economic uncertainty brought on by the European credit crisis, combined with the presidential election and its ultimate impact on the fiscal cliff. Congress averted the fiscal cliff with tax legislation, but spending cuts and entitlement reforms still need to be addressed in 2013. Asset flows continued into bonds from equities, and into passive equity strategies away from active managers. The move to fiscal austerity has reduced monetary stimulus globally with no meaningful increase in interest rates or inflationary expectations.

Nuveen Global Infrastructure Fund

How did the Fund perform during the twelve-month period ended December 31, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and since-inception periods ended December 31, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the S&P Global Infrastructure Index and the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide capital appreciation and income potential by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the twelve-month period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

6	Nuveen Investments

Over the fiscal year period, the Fund outpaced its benchmarks as a result of strong stock selection and favorable weights in several sectors, particularly an underweight in electric utilities, technology infrastructure, water and gas utilities. The toll road sector was the only detractor of note during the period, although the waste sector and a small cash position were also slight drags on results. Additionally, the Fund’s returns benefited from the ongoing execution of one of our long-term strategies, which is to execute a great deal of caution in owning securities from regions where political, fiscal or monetary uncertainty is rampant. During the reporting period, this strategy was particularly fruitful in the electric utilities sector, as noted below.

The electric utilities sector was the strongest performing area in the Fund relative to the benchmark during the fiscal year. The Fund benefited both from a substantial underweight to electric utilities as well as favorable stock selection across the space. A great deal of the positive attribution resulted from our ongoing underweight in continental European electric utilities, based on economic sensitivity as well as heightened political and regulatory risk as Eurozone countries attempt to fix the region’s sovereign debt crisis. Electric utility stocks in countries such as Germany fell to five-year lows based on these very low power prices. As we’ve discussed since the inception of the Fund, we favor investments in stable, regulated companies with long-term contracts or concessions that are not as commodity price sensitive. We attempt to avoid exposure in companies that derive too much of their cash flows from spot market generation, or that could be significantly impacted by political and/or regulatory uncertainty. Elsewhere in the sector, results were aided by our increased exposure to U.S. regulated utilities. We took advantage of a sell-off in U.S. regulated utilities during the period and added holdings to the Fund, which benefited results as the stocks rebounded. Toward the end of the fiscal year, we continued to add to positions in the U.S. regulated segment, after several key issues that we’d been monitoring were resolved.

The Fund also continued to be rewarded for its long held positions in the technology infrastructure sector, an area not represented in the S&P Global Infrastructure Index. We own a handful of technology infrastructure holdings spread across the cell phone tower, data center and satellite industries. In particular, we saw positive results from our emphasis on cell phone tower providers, which we have invested in since the Fund’s inception. Many of these companies continued to benefit from stable, sound fundamentals and a number of favorable long-term trends in the sector, including the very strong demand from wireless customers for increasing amounts of data.

Meanwhile, the Fund’s outperformance in water infrastructure was the culmination of several favorable positions from Brazil and Hong Kong. In particular, the Fund experienced strong results from a water utility it owns from the Sao Paulo state in Brazil. The company benefited from a commitment by the state’s regulators to adopt a more formal regulatory framework similar to what exists for other Brazilian utilities. Meanwhile, several Hong Kong based water companies performed well over the fiscal year. The Chinese government’s most recent “5-year plan” continued to lay out the country’s vision for growth, but with more of a focus on environmental services given that pollution is rampant throughout the mainland. While several contracts had been awarded earlier in 2012 for development in these areas, the transition of government delayed the regulatory

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approval and permit process. After the government transition was completed in the final quarter of the year, the approval process accelerated and benefited companies in the water sector.

The gas utilities sector also added favorably to twelve-month returns. In particular, the Fund was rewarded for our significant underweight position to a large French company in the benchmark. This particular underweight was part of our larger decision to de-emphasize European integrated utilities due to continued economic softness and political risks. Our wariness proved correct as the company sold off dramatically after announcing that financial results would be hindered by the weak European economy and tighter restrictions surrounding its ability to raise energy prices in France. The Fund also experienced strong performance from a gas utility in Hong Kong, which benefited from a stable business environment, a benign regulatory environment and its status as a monopoly provider in the region. Additionally, the Fund saw favorable results from some of its smaller-cap U.S. gas companies that have good regulatory environments.

The toll road sector was the Fund’s greatest area of underperformance during the fiscal year. The shortfall was primarily due to our broad based European underweight, particularly in Italy and Spain as stocks rebounded from significant lows of the prior year. The toll road sector ended up being a relatively strong performing area in the benchmark. In the waste sector, which is not represented in the benchmark, one of our solid waste collection and recycling companies from the United States traded off during the fiscal year. It had raised a significant amount of capital for a potential buyout, but was outbid for those assets. Although the market sold off the stock, we remained confident in this name and it continued to be one of the larger weights in the Fund. Finally, the Fund’s results were hindered by small position in cash during a period where the market experienced a strong advance.

During the fiscal year, approximately one-third of the Fund was positioned in the United States, which is slightly higher than our historical average of around 25% U.S. exposure. This was primarily due to the Fund’s underweight to Europe, but also the result of a short-term opportunity we took advantage of in the master limited partnership (MLP) and regulated utilities marketplaces. Prior to the U.S. presidential election, MLPs and regulated utilities had been trading well above historical valuations as they were considered somewhat of a safe haven during the global financial crisis. However, these segments sold off pretty significantly after the election as concerns increased regarding potential tax increases. We used the sell-off to bolster the Fund’s position in both of those areas, and they subsequently recovered.

Nuveen Real Asset Income Fund

How did the Fund perform during the twelve-month period ended December 31, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year and since-inception periods ended December 31, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Barclays U.S. Corporate High Yield Index, the custom blend benchmark and the Lipper classification average over the twelve-month period.

8	Nuveen Investments

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide a high level of current income and the potential for capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital markets. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher dividend yields. From the group of securities providing the highest yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

Over the twelve-month reporting period, the Fund continued to generate a higher level of yield than its custom blend benchmark, while experiencing positive attribution from all five of its major segments. The Fund’s top-performing area for the year was real estate investment trust (REIT) preferreds, followed by REIT common equity, infrastructure common equity, infrastructure preferreds and high yield. Performance also benefited from several strategic asset allocation changes we made during the year, as noted below.

Both categories of real estate investment were the top-performing segments of the Fund during the one-year reporting period. In the REIT preferred portion of the Fund, strong results continued to be driven by exposure to non-rated securities. As the period progressed, we increased the Fund’s weight in REIT preferreds via additional non-rated opportunities uncovered by our research team, which proved beneficial as these securities outperformed. The Fund ended the reporting period with an overweight in the REIT preferred sector. Outperformance was quite widespread across the REIT common equity portion of the Fund, particularly from some of the more stable and mature companies in higher-yielding areas such as health care REITs, net lease, hotel REITs, community centers and industrial. We avoided some of the more cyclical segments of the real estate market. In both the REIT common equity and preferred sectors, we avoided European exposure, concentrating our holdings primarily in the United States, Singapore and Australia.

Within the infrastructure common equity sector, the Fund benefited from a significant underweight in the electric utilities sector, paired with an overweight in electric transmission. A great deal of the segment’s positive attribution resulted from our ongoing underweight to continental European electric utilities, as stocks in countries such as Germany fell to five-year lows based on low power prices. As we’ve discussed since the inception of the Fund, we like to invest in stable, regulated companies with long-term contracts or concessions that are not as commodity price sensitive. Results in infrastructure common equity were also aided by our increased exposure to U.S. regulated utilities.

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In the infrastructure preferred/hybrid space, results benefited from our research team’s careful selection of global hybrid bonds, which subsequently performed extremely well. At period end, the Fund’s infrastructure preferred portfolio was comprised almost entirely of these global hybrids.

The Fund’s high yield bond portfolio slightly outperformed the index as a number of our individual credits performed well. Fund holdings were spread across the United States, emerging markets and Europe and diversified across a number of real asset categories, with the greatest concentrations in the industrial, electric and gas utilities, and pipeline sectors. Throughout the one-year period, the high-yield segment continued to be supported by investors’ quest for yield, along with strong underlying company fundamentals, a gradually improving economy and low default rates. Performance was also aided by our focus on the higher-quality tier of the high yield market.

The Fund ended the fiscal year period with weights that were intentionally off-target due to our active asset allocation. Infrastructure common equity was at an even greater underweight versus six months ago, based on our continued lack of confidence in European shares. However, within the sector we were quite active traders as a result of a short-term opportunity in the higher-yielding master limited partnership (MLP) and regulated utilities marketplaces. Prior to the U.S. presidential election, MLPs and regulated utilities had been trading well above historical valuations as they were considered somewhat of a safe haven during the global financial crisis. However, these segments sold off significantly after the election over concerns regarding potential tax increases. We used the sell-off to bolster the Fund’s position in both of those areas, and they subsequently recovered. We typically only own MLPs if the majority of their cash flows come from guaranteed, fee-based arrangements without a lot of commodity price sensitivity.

After the high yield segment’s strong run in 2012, we decided there were better opportunities in the other asset classes. As yields continued to drop dramatically in the segment, we sold some of the Fund’s securities that dipped below the 5% yield threshold. This lowered the Fund’s high yield exposure by period end; however, we reallocated the proceeds across the other four segments.

As noted earlier, we also found a number of non-rated opportunities in the REIT preferred sector that were relatively attractive versus other options in the Fund, but the breadth of these opportunities diminished. Therefore, the Fund’s REIT preferred portfolio ended the period at a much higher weight, while also more concentrated than it was a year ago as we consolidated holdings in larger positions.

Geographically, the Fund ended the period with increased exposure to the U.S., mostly because of our ongoing underweight to the euro zone countries due to the continued political and regulatory risk. We had also reduced the Fund’s exposure to the United Kingdom, Singapore and Hong Kong as we found better opportunities in the U.S. The Fund continued to have significant exposure within Australia, primarily on the equity side. Australia still has higher interest rates and higher yields, while the market is performing very well. Our long-term target for geographic distribution remains at roughly 50% U.S. exposure and 50% non-U.S. exposure.

10	Nuveen Investments

Nuveen Real Estate Securities Fund

How did the Fund perform during the twelve-month period ended December 31, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended December 31, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI U.S. REIT Index and the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the twelve-month reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner, with a goal of providing a well-diversified portfolio of public real estate stocks to our shareholders. Our sector neutral approach reduced the impact of any one property type on the performance of the Fund. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

During the reporting period, the commercial real estate market outperformed the broader U.S. equity market. Real estate investment trust (REIT) fundamentals remained positive as they continued to have access to low-cost capital, generally solid balance sheets and growing dividends as they pass through much of the income growth they experience to shareholders. However, dividend payout ratios did remain low compared to historical measures.

In the REIT market’s continued strong advance, the Fund’s relative returns once again benefited from stock selection, particularly in the community center, office, apartment and infrastructure segments. In community centers, solid stock selection across the sector led to modest outperformance. The Fund particularly benefited from overweights to “non-grocery” type anchors and subsequent underweights to two grocery focused anchors. Our underweights were predicated on the belief that the valuation spread between grocery anchors and non-grocery anchors appeared to be too great. With little to no new construction of community centers and increased demand from national mid and large box tenants, we believed there would continue to be higher occupancy and positive leasing spreads for the non-grocery anchored assets. Therefore, we expected the spread between the lower valuation non-grocery anchors and the higher valuation grocery anchors to compress. Our thesis proved correct as our positioning in the community center sector was the largest driver of positive returns relative to the benchmark.

In the office sector, our Fund’s underweight to data centers contributed positively to returns as this type of real estate underperformed. Data center companies have been affected by additional supply coming on line combined with operators commenting on softness in demand. This led to concern that potential lower lease rates would impact

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overall profitability. Our belief was that the market had not yet discounted these dynamics appropriately; therefore, the Fund’s underweight to these names relative to the index was beneficial. Also, the Fund benefited from its underweight throughout most of the period to New York City, given uncertainty surrounding employment in the financial services sector. In addition, the Fund benefited from a significant underweight to an externally advised company that experienced substantial weakness as its dividend exceeded cash flow. We tend not to own companies like this as core positions in the Fund’s portfolio.

Although the apartment sector’s returns lagged the broader REIT space, the Fund outperformed as a result of overweight positions in Sunbelt companies and underweight positions in companies with more highly leveraged balance sheets and less operational skill. In addition, the Fund benefited from its infrastructure exposure during the period, an area that is not represented in the benchmark. Within infrastructure, the Fund was rewarded for positions in cellular tower companies. These firms continued to benefit from the ongoing build-out of the nation’s wireless network, in order to keep pace with consumers’ ever-increasing demands for wireless data.

While the mall sector outperformed the overall benchmark, and our portfolio weight was generally in line, the Fund underperformed as a result of stock selection. Our Fund’s underweight position in one name was the biggest reason for the performance shortfall. During the fiscal year, one of the company’s significant shareholders published a letter he had sent to the management team requesting they sell the company to a competitor. The quoted price range for the sale was at a substantial premium to where the stock traded in the market, leading the company to rally significantly on the event. The Fund’s results were also hindered by its small position in cash during a period where the real estate market experienced a strong advance.

The Fund’s overall sector positioning was again little changed during the period. As is typical for the strategy from a management perspective, variations in the Fund were on the margin and were generated from the bottom up, affecting individual company holdings rather than making any sweeping sector changes.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Funds, are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with MLPs and REITs. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, a Fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

12	Nuveen Investments

Debt or fixed income securities, such as those held by the Nuveen Real Asset Income Fund, are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waiver and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	15.52%	2.09%	2.59%
Class A Shares at maximum Offering Price	8.93%	0.88%	1.39%
S&P Global Infrastructure Index**	11.89%	-2.06%	-1.58%
Lipper Specialty/Miscellaneous Funds Classification Average**	6.74%	-0.12%	0.28%

Class C Shares	14.58%	N/A	13.65%
Class R3 Shares	15.36%	N/A	14.11%
Class I Shares	15.78%	2.33%	2.83%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.59%	1.23%
Class C Shares	2.34%	1.98%
Class R3 Shares	1.84%	1.48%
Class I Shares	1.34%	0.98%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.25%, 2.00%, 1.50% and 1.00%, for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Since inception returns for Class A and Class I Shares, and for the comparative index and Lipper classification average, are from 12/17/07; since inception returns for Class C and Class R3 Shares are from 11/03/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2012 — Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	17.22%	15.67%
Class A Shares at maximum Offering Price	10.49%	10.51%
Barclays U.S. Corporate High Yield Index**	15.81%	15.14%
Real Asset Income Blend**	12.76%	14.10%
Lipper Global Flexible Portfolio Funds Classification Average**	10.24%	7.27%

Class C Shares	16.36%	14.81%
Class I Shares	17.50%	15.94%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.71%	1.18%
Class C Shares	2.46%	1.93%
Class I Shares	1.46%	0.93%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring April 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

*	Since inception returns are from 9/13/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	18.07%	7.00%	13.15%
Class A Shares at maximum Offering Price	11.31%	5.74%	12.48%
MSCI U.S. REIT Index*	17.77%	5.58%	11.58%
Lipper Real Estate Funds Classification Average*	17.73%	4.95%	10.78%

Class B Shares w/o CDSC	17.18%	6.19%	12.31%
Class B Shares w/CDSC	12.18%	6.03%	12.31%
Class C Shares	17.19%	6.21%	12.32%
Class R3 Shares	17.80%	6.74%	12.92%
Class I Shares	18.34%	7.26%	13.44%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.29%
Class B Shares	2.04%
Class C Shares	2.04%
Class R3 Shares	1.54%
Class I Shares	1.04%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2012 — Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Holding Summaries as of December 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Global Infrastructure Fund

Portfolio Allocation1

Common Stocks	91.9%
Real Estate Investment Trust Common Stocks	5.6%
Preferred Stocks	0.1%
Investment Companies	0.4%
Short-Term Investments	0.5%
Other[2]	1.5%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings[1]
American Tower REIT Inc.	5.1%
Williams Companies, Inc.	4.8%
CLP Holdings Limited	3.9%
Enbridge Inc.	3.6%
National Grid PLC, Sponsored ADR	3.6%

Nuveen Real Asset Income Fund

Portfolio Allocation1

Common Stocks	19.8%
Real Estate Investment Trust Common Stocks	18.0%
Convertible Preferred Securities	2.2%
$25 Par (or similar) Preferred Securities	33.4%
Corporate Bonds	23.0%
Investment Companies	1.3%
Short-Term Investments	1.8%
Other[2]	0.5%

Nuveen Real Estate Securities Fund

Portfolio Allocation1

Common Stocks	0.4%
Real Estate Investment Trust Common Stocks	98.2%
$25 Par (or similar) Preferred Securities	0.2%
Investment Companies	0.1%
Short-Term Investments	0.7%
Other[3]	0.4%

Portfolio Composition[1]
Transportation	20.8%
Electric Utilities	20.3%
Oil, Gas & Consumable Fuels	19.0%
Multi-Utilities	11.7%
Gas Utilities	8.2%
Water Utilities	5.8%
Specialized	5.6%
Short-Term Investments	0.5%
Other[4]	8.1%

Portfolio Composition[1]
Retail	13.4%
Electric Utilities	11.4%
Oil, Gas & Consumable Fuels	9.5%
Specialized	8.5%
Real Estate Investment Trusts	6.9%
Diversified	5.9%
Multi-Utilities	5.0%
Diversified Financial Services	4.3%
Industrials	4.2%
Office	3.9%
Health Care Providers & Services	3.8%
Transportation	3.2%
Short-Term Investments	1.8%
Other[4]	18.2%

Portfolio Composition[1]
Retail	29.6%
Specialized	24.4%
Residential	17.6%
Office	13.9%
Diversified	7.7%
Industrial	5.0%
Short-Term Investments	0.7%
Other[5]	1.1%

Country Allocation[1]
United States	40.7%
Hong Kong	10.4%
United Kingdom	7.2%
Australia	7.0%
Canada	5.6%
Singapore	3.6%
Germany	3.1%
Japan	3.0%
Short-Term Investments[6]	0.5%
Other[7]	18.9%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings[1]
National Retail Properties, Inc.	3.1%
Spark Infrastructure Group	2.5%
Liberty Property Trust	2.2%
National Grid PLC, Sponsored ADR	2.2%
DUET Group	1.9%

Country Allocation[1]
United States	71.4%
Australia	8.7%
Philippines	3.0%
United Kingdom	2.7%
Short-Term Investments[6]	1.8%
Other[7]	12.4%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings[1]
Simon Property Group, Inc.	11.8%
Boston Properties, Inc.	5.6%
Public Storage, Inc.	5.6%
Ventas Inc.	4.0%
Health Care Property Investors Inc.	3.9%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

4	Includes other assets less liabilities and all industries less than 5.6% of net assets for Nuveen Global Infrastructure Fund and all industries less than 3.2% of net assets for Nuveen Real Asset Income Fund.

5	Includes other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 5.0% of net assets.

6	Denominated in U.S. Dollars.

7	Includes other assets less liabilities and all countries less than 3.0% of net assets for Nuveen Global Infrastructure Fund and all countries less than 2.7% of net assets for Nuveen Real Asset Income Fund.

22	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,097.70	$1,093.30	$1,096.80	$1,099.20	$1,018.95	$1,015.18	$1,017.65	$1,020.16
Expenses Incurred During Period	$6.49	$10.42	$7.85	$5.22	$6.24	$10.03	$7.56	$5.03

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.49% and 0.99% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Real Asset Income Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,092.50	$1,087.90	$1,093.30	$1,019.25	$1,015.48	$1,020.51
Expenses Incurred During Period	$6.15	$10.08	$4.84	$5.94	$9.73	$4.67

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and 0.92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,027.20	$1,023.30	$1,023.70	$1,026.20	$1,028.30	$1,018.80	$1,015.03	$1,015.03	$1,017.55	$1,020.06
Expenses Incurred During Period	$6.42	$10.22	$10.22	$7.69	$5.15	$6.39	$10.18	$10.18	$7.66	$5.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01%, 2.01%, 1.51% and 1.01% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	23

Report of

Independent Registered

Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Infrastructure Fund, Nuveen Real Asset Income Fund, and Nuveen Real Estate Securities Fund (hereinafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for the year ended December 31, 2012 and for the two months ended December 31, 2011 for Nuveen Global Infrastructure Fund and Nuveen Real Estate Securities Fund and for the period September 13, 2011 (commencement of operations) through December 31, 2011 for Nuveen Real Asset Income Fund and the financial highlights for the year ended December 31, 2012 and for the two months ended December 31, 2011 for Nuveen Global Infrastructure Fund and Nuveen Real Estate Securities Fund and for the period September 13, 2011 (commencement of operations) through December 31, 2011 for Nuveen Real Asset Income Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements as of and for the year ended October 31, 2011 and the financial statement highlights for each of the four years in the period ended October 31, 2011 of the Nuveen Global Infrastructure Fund and Nuveen Real Estate Securities Fund were audited by other auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements, except for the reclassification of certain financial statement line items in the statement of operations, the statement of changes in net assets, and financial highlights for the year ended October 31, 2011 for the Nuveen Real Estate Securities Fund as to which the date is February 29, 2012.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2013

24	Nuveen Investments

Portfolio of Investments

Nuveen Global Infrastructure Fund

December 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 91.9%

	Air Freight & Logistics – 0.9%

3,124,517	Singapore Post Limited	$2,944,354
	Commercial Services & Supplies – 2.3%

8,430,405	China Everbright International Limited	4,324,861

309,699	Serco Group PLC	2,712,898

29,600	Standard Parking Corporation	650,904
	Total Commercial Services & Supplies	7,688,663
	Electric Utilities – 20.3%

19,315	Brookfield Infrastructure Partners LP	680,854

18,708	Cez As	669,257

944,209	Cheung Kong Infrastructure Holdings Ltd	5,832,380

1,528,227	CLP Holdings Limited	12,839,912

12,837	Duke Energy Corporation	819,001

950,203	E CL SA	2,231,067

32,494	Edison International	1,468,404

24,745	EDP Energias do Brasil SA	150,948

7,694	Elia System Operator SA NV	347,327

53,527	Emera Inc	1,869,436

9,526	Fortis Inc	327,717

80,564	Hafslund ASA, Class B	656,660

34,985	ITC Holdings Corporation	2,690,696

32,720	NextEra Energy Inc.	2,263,897

42,211	Northeast Utilities	1,649,606

16,812	OGE Energy Corp.	946,684

19,365	Pepco Holdings, Inc.	379,748

38,862	Pinnacle West Capital Corporation	1,981,185

300,563	Power Grid Corp of India Ltd	634,071

43,406	Scottish & Southern Energy	1,009,807

148,838	Southern Company	6,371,755

3,241,076	Spark Infrastructure Group	5,666,321

316,442	Transmissora Alianca de Energia Eletrica SA, WI/DD	3,369,199

153,746	Unitil Corp.	3,985,096

170,502	Westar Energy Inc.	4,879,767

122,945	Xcel Energy, Inc.	3,283,861
	Total Electric Utilities	67,004,656
	Gas Utilities – 7.8%

1,077	Atmos Energy Corporation	37,824

3,982	Chesapeake Utilities Corporation	180,783

1,070,001	China Resources Gas Group Limited	2,218,570

393,848	ENN Energy Holdings Limited	1,725,798

31,606	GAIL India Ltd, GDR	1,222,482

848,670	Hong Kong and China Gas Company Limited	2,331,730

9,069	Northwest Natural Gas Company	400,850

179,036	Osaka Gas Company Limited	650,317

242,698	Petronas Gas Berhad	1,549,204

Nuveen Investments	25

Portfolio of Investments

Nuveen Global Infrastructure Fund (continued)

December 31, 2012

Shares	Description (1)	Value

	Gas Utilities (continued)

16,198	Piedmont Natural Gas Company	$507,159

206,366	Questar Corporation	4,077,792

61,039	Southwest Gas Corporation	2,588,664

1,520,470	Tokyo Gas Company Limited	6,947,113

30,169	WGL Holdings Inc.	1,182,323
	Total Gas Utilities	25,620,609
	Independent Power Producers & Energy Traders – 0.3%

12,847	Brookfield Renewable Energy Partners LP	379,456

12,065	Endesa SA Chile	588,893
	Total Independent Power Producers & Energy Traders	968,349
	Industrial Conglomerates – 0.8%

135,176	Beijing Enterprises Holdings	886,657

9,937	NWS Holdings Limited	16,795

391,957	SembCorp Industries Limited	1,709,059
	Total Industrial Conglomerates	2,612,511
	Media – 0.4%

40,775	SES SA	1,174,357
	Multi-Utilities – 11.7%

1,423	Alliant Energy Corporation	62,484

356,113	CenterPoint Energy, Inc.	6,855,175

499,418	Centrica PLC	2,725,685

63,122	CMS Energy Corporation	1,538,914

9,692	Dominion Resources, Inc.	502,046

686,881	DUET Group	1,490,113

210,192	E ON SE	3,942,389

366,603	Hera SpA	595,103

205,658	National Grid PLC, Sponsored ADR	11,812,996

158,733	NiSource Inc.	3,950,864

24,885	PG&E Corporation	999,879

31,087	Vector Limited	70,274

107,208	Wisconsin Energy Corporation	3,950,615
	Total Multi-Utilities	38,496,537
	Oil, Gas & Consumable Fuels – 19.0%

8,175	AltaGas Limited	275,897

3,125	Boardwalk Pipeline Partners, LP	77,813

275,256	Enbridge Inc.	11,924,090

213,456	Enterprise Products Partnership LP	10,689,876

15,899	Gibson Energy Incorporated	384,408

933	Kinder Morgan Energy Partners LP	74,444

223,942	Kinder Morgan, Inc.	7,911,871

4,691	Oiltanking Partners LP	177,601

1,730,979	Sinopec Kantons Holdings Limited	1,146,512

313,999	Spectra Energy Corporation	8,597,293

58,022	TransCanada Corporation	2,745,601

31,311	Veresen Inc.	372,383

26	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

54,297	Western Gas Partners, LP	$2,586,166

484,796	Williams Companies, Inc.	15,872,214
	Total Oil, Gas & Consumable Fuels	62,836,169
	Road & Rail – 0.8%

249,081	ComfortDelGro Corporation	366,430

169,946	MTR Corporation	673,417

1,097,612	SMRT Corporation Limited	1,517,780
	Total Road & Rail	2,557,627
	Transportation – 20.8%

160,213	Abertis Infraestructuras SA	2,646,155

45,594	Aeroports de Paris, WI/DD	3,530,035

218,344	Atlantia SpA	3,964,841

1,576,521	Auckland International Airport Limited	3,489,550

1,443,351	China Merchants Holdings International Company Limited	4,713,611

917,675	Cosco Pacific Limited	1,330,595

4,283	Flughafen Zuerich AG	1,983,186

94,604	Fraport AG	5,518,865

339,887	Groupe Eurotunnel SA	2,641,185

20,975	Hamburger Hafen und Logistik AG	495,656

2,767,776	International Container Terminal Services Inc	5,000,235

113,844	Japan Airport Terminal Company	1,175,259

937,622	Jiangsu Expressway Company Limited	976,216

127,970	Kamigumi Company Limited	1,021,051

126,319	Koninklijke Vopak NV	8,929,238

257,459	Macquarie Atlas Roads Group	448,534

263,162	Port of Tauranga Limited, WI/DD	2,869,786

8,608	Santos Brasil Participacoes SA	122,761

419,760	SATS Limited	1,002,384

1,541,955	Sydney Airport	5,431,634

1,526,538	Transuburban Group	9,703,629

108,954	Wilson Sons Ltd, BDR	1,702,290
	Total Transportation	68,696,696
	Water Utilities – 5.8%

931,849	Aguas Andinas SA-A	661,258

119,984	American Water Works Company	4,455,006

345	California Water Service Group	6,331

23,310	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	1,948,017

78,084	Companhia de Saneamento de Minas Gervais Copasa MG	1,668,462

79,235	Connecticut Water Service, Inc.	2,359,618

1,049,747	Guangdong Investment Limited	831,428

1,019,817	Hyflux Limited	1,079,258

986,770	Manila Water Company	770,697

15,292	Middlesex Water Company	299,112

353,127	Pennon Group PLC	3,604,491

57,628	Severn Trent PLC	1,482,884

Nuveen Investments	27

Portfolio of Investments

Nuveen Global Infrastructure Fund (continued)

December 31, 2012

Shares	Description (1)	Value

	Water Utilities (continued)

1,949	SJW Corporation	$51,843
	Total Water Utilities	19,218,405
	Wireless Telecommunication Services – 1.0%

31,906	Crown Castle International Corporation, (2)	2,302,337

15,393	SBA Communications Corporation, (2)	1,093,211
	Total Wireless Telecommunication Services	3,395,548
	Total Common Stocks (cost $278,417,669)	303,214,481

Shares	Description (1)	Value
	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 5.6%

	Specialized – 5.6%

216,962	American Tower REIT Inc.	$16,764,654

1,010,637	Parkway Life Real Estate	1,785,565
	Total Real Estate Investment Trust Common Stocks (cost $14,308,224)	18,550,219

Shares	Description (1)	Value
	PREFERRED STOCKS – 0.1%

	Independent Power Producers & Energy Traders – 0.1%

31,989	COPEL	$491,031
	Total Preferred Stocks (cost $649,496)	491,031

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 0.4%

	Gas Utilities – 0.4%

3,378,298	Cityspring Infrastructure Trust	$1,219,755
	Total Investment Companies (cost $1,196,576)	1,219,755

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.5%

	Money Market Funds – 0.5%

1,721,023	State Street Institutional Liquid Reserve Fund, 0.170%, (3)	$1,721,023
	Total Short-Term Investments (cost $1,721,023)	1,721,023
	Total Investments (cost $296,292,988) – 98.5%	325,196,509
	Other Assets Less Liabilities – 1.5%	4,908,110
	Net Assets – 100%	$330,104,619

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

ADR	American Depositary Receipt.

BDR	Brazilian Depositary Receipt.

GDR	Global Depositary Receipt.

REIT	Real Estate Investment Trust.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

28	Nuveen Investments

Portfolio of Investments

Nuveen Real Asset Income Fund

December 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 19.8%

	Air Freight & Logistics – 0.4%

207,332	Singapore Post Limited	$195,377
	Electric Utilities – 7.0%

1,742	Duke Energy Corporation	111,140

1,270	EDP Energias do Brasil SA	7,747

27	Hafslund ASA, Class B	220

14,209	Pepco Holdings, Inc.	278,638

8,368	Scottish & Southern Energy	194,675

10,169	Southern Company	435,335

593,637	Spark Infrastructure Group	1,037,846

31,824	Transmissora Alianca de Energia Eletrica SA, WI/DD	338,834

8,931	Unitil Corp.	231,492

10,687	Westar Energy Inc.	305,862
	Total Electric Utilities	2,941,789
	Multi-Utilities – 5.0%

371,900	DUET Group	806,796

4,894	E ON SE	91,792

13,437	Hera SpA	21,812

16,009	National Grid PLC, Sponsored ADR	919,557

120,767	Vector Limited	273,000
	Total Multi-Utilities	2,112,957
	Oil, Gas & Consumable Fuels – 5.2%

24,173	Boardwalk Pipeline Partners LP	601,908

11,922	Enbridge Energy Partners LP	332,624

15,951	Enterprise Products Partnership LP	798,826

245	Kinder Morgan Energy Partners LP	19,549

27,791	Veresen Inc.	330,519

2,586	Western Gas Partners, LP	123,171
	Total Oil, Gas & Consumable Fuels	2,206,597
	Real Estate Management & Development – 0.2%
121,560	Ascendas India Trust	74,635
	Transportation – 2.0%

100	Kobenhavns Lufthavne, WI/DD	35,185

55,042	SATS Limited	131,440

107,114	Sydney Airport	377,316

45,231	Transuburban Group	287,516
	Total Transportation	831,457
	Total Common Stocks (cost $8,014,102)	8,362,812

Shares	Description (1)	Value
	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 18.0%

	Diversified – 5.3%

50,365	Duke Realty Corporation	$698,563

26,149	Liberty Property Trust	935,350

24,838	Select Income REIT	615,237
	Total Diversified	2,249,150

Nuveen Investments	29

Portfolio of Investments

Nuveen Real Asset Income Fund (continued)

December 31, 2012

Shares	Description (1)			Value

	Industrials – 0.8%

190	GLP J-REIT			$145,184

186,463	Mapletree Logistics Trust			175,488

400	Monmouth Real Estate Investment Corp			4,144
	Total Industrials			324,816
	Mortgage – 1.8%

10,301	Colony Financial Inc.			200,870

24,863	Starwood Property Trust Inc.			570,855
	Total Mortgages			771,725
	Office – 0.6%

675	Brandywine Realty Trust			8,228

8,728	Mack-Cali Realty Corporation			227,888
	Total Office			236,116
	Retail – 6.2%

6,417	AmREIT Inc., Class B			110,052

31,126	CapitaMall Trust			54,697

7,171	Inland Real Estate Corporation			60,093

41,752	National Retail Properties, Inc.			1,302,662

21,208	Ramco-Gershenson Properties Trust			282,278

30,115	Urstadt Biddle Properties Inc.			592,663

69,511	Westfield Realty Trust			219,305
	Total Retail			2,621,750
	Specialized – 3.3%

5,201	Health Care REIT, Inc.			318,769

4,808	Healthcare Realty Trust, Inc.			115,440

13,582	Omega Healthcare Investors Inc.			323,931

179,132	Parkway Life Real Estate			316,485

31,248	Summit Hotel Properties Inc.			296,856

109	Universal Health Realty Income Trust			5,517
	Total Specialized			1,376,998
	Total Real Estate Investment Trust Common Stocks (cost $7,042,685)			7,580,555

Shares	Description (1)	Coupon	Ratings (2)	Value
	CONVERTIBLE PREFERRED SECURITIES – 2.2%

	Electric Utilities – 1.1%

4,067	PPL Corporation	8.750%	N/R	$218,520

9,537	NextEra Energy Inc.	5.125%	BBB	239,283
	Total Electric Utilities			457,803
	Office – 0.6%

9,769	Alexandria Real Estate Equities Inc.	7.000%	N/R	261,321
	Retail – 0.5%

4,195	Ramco-Gershenson Properties Trust, (3)	7.250%	N/R	222,838
	Total Convertible Preferred Securities (cost $915,821)			941,962

30	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 33.4%

	Diversified – 0.6%

5,956	Cousins Property Inc.	7.500%	N/R	$149,019

3,530	Cousins Property Inc.	7.750%	N/R	89,238
	Total Diversified			238,257
	Electric Utilities – 2.6%

8,928	DTE Energy Company	5.250%	BBB–	224,986

153,500	First Philippine Holdings Corporation	8.723%	N/R	386,695

10,150	NextEra Energy Inc.	5.889%	BBB	508,109
	Total Electric Utilities			1,119,790
	Finance – 2.4%

999,000	PHBS Limited	6.625%	N/R	1,010,239
	Industrials – 3.4%

4,750	First Industrial Realty Trust, Inc., Series K	7.250%	B+	118,750

13,503	First Industrial Realty Trust, Inc., Series J	7.250%	B+	338,520

3,670	First Potomac Realty Trust	7.750%	N/R	94,209

21,117	Glimcher Realty Trust	7.500%	B2	536,161

1,330	Glimcher Realty Trust, Series G	8.125%	B2	33,476

7,462	Monmouth Real Estate Investment Corp	7.875%	N/R	193,863

3,687	Prologis Inc., (4)	6.750%	BB	92,212

869	Prologis Inc.	6.750%	Baa3	21,864
	Total Industrials			1,429,055
	Office – 2.7%

4,667	Alexandria Real Estate Equities Inc., Series B	6.450%	Baa3	122,975

14,926	Coresite Realty Corporation, (5)	7.250%	N/R	376,284

12,012	Corporate Office Properties Trust	7.375%	N/R	301,982

11,508	Kilroy Realty Corporation	6.375%	Ba1	288,736

2,287	Lexington Realty Trust	7.550%	N/R	57,198
	Total Office			1,147,175
	Real Estate – 1.9%

32,643	Forest City Enterprises Inc.	7.375%	B	795,183
	Real Estate Investment Trusts – 6.9%

6,007	Apollo Commercial Real Estate Finance	8.625%	N/R	157,083

6,828	Chesapeake Lodging Trust	7.750%	N/R	180,805

28,364	DDR Corporation	6.500%	Ba1	693,783

3,452	Essex Property Trust	7.125%	BBB–	89,476

17,281	Investors Real Estate Trust	7.950%	N/R	449,306

20,764	SL Green Realty Corporation	6.500%	Ba2	521,176

15,916	Taubman Centers Incorporated, Series J	6.500%	N/R	407,609

16,550	Terreno Realty Corporation	7.750%	N/R	430,466
	Total Real Estate Investment Trusts			2,929,704
	Residential – 0.3%

1,949	Post Properties, Inc., Series A, (4)	8.500%	Baa3	124,697
	Retail – 6.7%

11,096	CBL & Associates Properties Inc.	6.625%	N/R	276,956

3,444	CBL & Associates Properties Inc.	7.375%	N/R	86,272

Nuveen Investments	31

Portfolio of Investments

Nuveen Real Asset Income Fund (continued)

December 31, 2012

Shares	Description (1)	Coupon		Ratings (2)	Value

	Retail (continued)

13,964	Cedar Shopping Centers Inc., Series A	7.250%		N/R	$341,420

4,101	Excel Trust Inc.	8.125%		N/R	106,831

14,824	Kite Realty Group Trust	8.250%		N/R	380,236

11,016	Penn Real Estate Investment Trust	7.375%		N/R	278,815

6,470	Penn Real Estate Investment Trust	8.250%		N/R	170,032

23,079	Retail Properties of America Inc., (5)	7.000%		N/R	568,897

14,570	Urstadt Biddle Properties, Inc.	7.125%		N/R	378,674

8,793	Weingarten Realty Trust	6.750%		Baa3	220,089
	Total Retail				2,808,222
	Specialized – 5.2%

12,074	Hersha Hospitality Trust	8.000%		N/R	303,661

2,236	Pebblebrook Hotel Trust	7.875%		N/R	57,935

10,919	Pebblebrook Hotel Trust	8.000%		N/R	283,785

36,258	Summit Hotel Properties Inc.	7.875%		N/R	924,579

11,345	Summit Hotel Properties Inc.	9.250%		N/R	300,302

5,606	Sunstone Hotel Investors Inc., Series A	8.000%		N/R	139,085

6,962	Sunstone Hotel Investors Inc., Series D, (4)	8.000%		N/R	177,601
	Total Specialized				2,186,948
	Utilities – 0.7%

100,000	RWE AG	7.000%		Baa2	176,660

116,000	RWE AG	7.000%		Baa2	127,310
	Total Utilities				303,970
	Total $25 Par (or similar) Preferred Securities (cost $13,758,667)				14,093,240

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 23.0%

	Building Products – 0.4%

$160	Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	B1	$171,200
	Commercial Services & Supplies – 2.0%

280	ADS Waste Holdings Inc., 144A	8.250%	10/01/20	CCC+	294,000

100	Casella Waste Systems Inc., 144A	7.750%	2/15/19	Caa1	95,000

350	Casella Waste Systems Inc.	7.750%	2/15/19	B–	332,500

130	EnergySolutions Inc.	10.750%	8/15/18	B	122,850
860	Total Commercial Services & Supplies				844,350
	Diversified Financial Services – 4.3%

615	Origin Energy Finance Limited	7.875%	6/16/71	Baa3	852,363

800	Royal Capital BV	8.375%	N/A (6)	N/R	865,889

98	SinOceanic II AS	10.000%	2/17/15	N/R	98,260
1,513	Total Diversified Financial Services				1,816,512
	Diversified Telecommunication Services – 0.6%

250	CyrusOne LP, 144A	6.375%	11/15/22	B+	260,625
	Electric Utilities – 0.7%

61	APT Pipelines Ltd	7.510%	9/30/72	N/R	66,420

150	TenneT Holding BV	6.655%	N/A (6)	BBB	213,338
211	Total Electric Utilities				279,758

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services – 0.4%

$145	NGPL PipeCo LLC	7.119%	12/15/17	Ba3	$158,050
	Gas Utilities – 0.8%

125	AmeriGas Finance LLC	6.750%	5/20/20	Ba2	137,188

209	Suburban Propane Partners LP	7.500%	10/01/18	BB–	225,197
334	Total Gas Utilities				362,385
	Health Care Providers & Services – 3.8%

250	Acadia Healthcare	12.875%	11/01/18	B–	302,500

250	CHS/Community Health Systems, Inc.	8.000%	11/15/19	B	270,625

100	HCA Holdings Inc.	6.250%	2/15/21	B–	102,500

135	HealthSouth Corporation	7.750%	9/15/22	BB–	147,994

250	Kindred Healthcare Inc., Term Loan	8.250%	6/01/19	B–	243,125

275	National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	281,187

250	Tenet Healthcare Corporation, 144A, WI/DD	6.750%	2/01/20	B–	257,500
1,510	Total Health Care Providers & Services				1,605,431
	Household Durables – 0.2%

75	Desarrolla Homex S.A.B. de CV, 144A	9.750%	3/25/20	Ba3	81,375
	Independent Power Producers & Energy Traders – 1.3%

158	Calpine Corporation, 144A	7.875%	1/15/23	BB	178,540

105	Mirant Americas Generation LLC	8.500%	10/01/21	BB–	119,700

215	NRG Energy Inc.	7.875%	5/15/21	BB	238,650
478	Total Independent Power Producers & Energy Traders				536,890
	Information Technology – 0.6%

225	Zayo Escrow Corporation	10.125%	7/01/20	CCC+	255,937
	Marine – 0.5%

225	Navios Maritime Acquisition Corporation	8.625%	11/01/17	B	210,937
	Metals & Mining – 0.3%

150	WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	129,000
	Oil, Gas & Consumable Fuels – 4.3%

220	Crosstex Energy Finance	8.875%	2/15/18	B+	237,600

155	Holly Energy Partners LP, 144A	6.500%	3/01/20	BB–	165,850

300	Niska Gas Storage US LLC	8.875%	3/15/18	B+	308,250

250	Northern Tier Energy LLC, 144A	7.125%	11/15/20	BB–	258,750

140	PBF Holding Company LLC, 144A	8.250%	2/15/20	BB+	150,850

200	Sabine Pass LNG LP	7.500%	11/30/16	BB+	220,500

200	Tesoro Logistics LP Finance Corporation, 144A	5.875%	10/01/20	BB–	207,500

231	United Refining Inc., 144A	10.500%	2/28/18	B	250,635
1,696	Total Oil, Gas & Consumable Fuels				1,799,935
	Real Estate Management & Development – 0.9%

100	Kennedy-Wilson Inc, 144A	8.750%	4/01/19	BB–	106,500

250	Kennedy-Wilson Inc, 144A	8.750%	4/01/19	BB–	266,250
350	Total Real Estate Management & Development				372,750
	Road & Rail – 0.7%

300	Inversiones Alsacia SA, 144A	8.000%	8/18/18	Ba2	301,664
	Transportation – 1.2%

450	Eurogate GmbH	6.750%	N/A (6)	N/R	522,703
$8,932	Total Corporate Bonds (cost $9,395,882)				9,709,502

Nuveen Investments	33

Portfolio of Investments

Nuveen Real Asset Income Fund (continued)

December 31, 2012

Shares	Description (1)			Value

	INVESTMENT COMPANIES – 1.3%

	Gas Utilities – 0.6%

646,962	Cityspring Infrastructure Trust			$233,590
	Real Estate Management & Development – 0.7%

189,755	Starwood European Real Estate Finance Limited			314,414
	Total Investment Companies (cost $517,088)			548,004

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.8%

$751	Repurchase Agreement with State Street Bank, dated 12/31/12, repurchase price $751,280, collateralized by $770,000 U.S. Treasury Notes, 0.625%, due 8/31/17, value $771,081	0.010%	1/02/13	$751,279
	Total Short-Term Investments (cost $751,279)			751,279
	Total Investments (cost $40,395,524) – 99.5%			41,987,354
	Other Assets Less Liabilities – 0.5%			199,214
	Net Assets – 100%			$42,186,568

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	For fair value measurement disclosure purposes, Convertible Preferred Securities classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Security classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)	Perpetual security. Maturity date is not applicable.

N/A	Not applicable.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

34	Nuveen Investments

Portfolio of Investments

Nuveen Real Estate Securities Fund

December 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 0.4%

	Capital Markets – 0.0%

60,447	HFF Inc.	$900,660
	Commercial Services & Supplies – 0.0%

74,706	Standard Parking Corporation, (2)	1,642,785
	Health Care Providers & Services – 0.2%

392,413	Capital Senior Living Corporation, (2)	7,334,199
	Real Estate – 0.0%

34,331	Newcastle Investment Corporation, (3), (4)	15,106
	Real Estate Management & Development – 0.2%

383,988	Forest City Enterprises, Inc.	6,201,406
	Total Common Stocks (cost $10,616,060)	16,094,156

Shares	Description (1)	Value
	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 98.2%

	Diversified – 7.7%

140,486	American Assets Trust Inc	$3,923,774

2,904,124	Cousins Properties, Inc.	24,249,435

2,657,509	Duke Realty Corporation, (2)	36,859,650

2,046,246	Liberty Property Trust	73,194,219

972,463	PS Business Parks Inc.	63,190,646

657,960	Select Income REIT	16,297,669

964,146	Vornado Realty Trust	77,208,812

864,844	Washington Real Estate Investment Trust, (2)	22,615,671
	Total Diversified	317,539,876
	Industrial – 5.0%

3,500,802	DCT Industrial Trust Inc.	22,720,205

876,587	EastGroup Properties Inc., (2)	47,169,146

2,123,974	First Industrial Realty Trust, Inc., (2), (3)	29,905,554

5,346,416	Mapletree Logistics Trust	5,031,737

2,444,166	Prologis Inc., (2)	89,187,617

664,341	Terreno Realty Corporation	10,257,425
	Total Industrial	204,271,684
	Mortgage – 0.2%

267,395	Starwood Property Trust Inc.	6,139,389
	Office – 13.9%

990,814	Alexandria Real Estate Equities Inc.	68,683,226

1,721,576	BioMed Realty Trust Inc.	33,278,064

2,166,381	Boston Properties, Inc.	229,224,774

37,867	Brandywine Realty Trust	461,599

733,559	Corporate Office Properties	18,324,304

797,696	Digital Realty Trust Inc., (2)	54,155,581

625,172	Douglas Emmett Inc.	14,566,508

331,071	Dupont Fabros Technology Inc.	7,998,675

19,327	Highwoods Properties, Inc., (2)	646,488

426,678	Kilroy Realty Corporation	20,211,737

Nuveen Investments	35

Portfolio of Investments

Nuveen Real Estate Securities Fund (continued)

December 31, 2012

Shares	Description (1)	Value

	Office (continued)

179,193	Mack-Cali Realty Corporation	$4,678,729

13,121	Parkway Properties Inc.	183,563

2,795,863	Piedmont Office Realty Trust, (2)	50,465,327

907,867	SL Green Realty Corporation	69,588,006
	Total Office	572,466,581
	Residential – 17.6%

1,983,457	American Campus Communities Inc.	91,496,871

306,054	Apartment Investment & Management Company, Class A, (2)	8,281,821

67,930	Associated Estates Realty Corp.	1,095,032

867,745	AvalonBay Communities, Inc.	117,657,544

1,066,410	BRE Properties, Inc.	54,205,620

586,899	Camden Property Trust, (2)	40,032,381

107,103	Campus Crest Communities Inc.	1,313,083

1,082,701	Colonial Properties Trust	23,137,320

776,211	Education Realty Trust Inc., (2)	8,258,885

319,803	Equity Lifestyles Properties Inc.	21,519,544

2,083,432	Equity Residential, (2)	118,068,091

424,297	Essex Property Trust Inc.	62,223,155

177,773	Home Properties New York, Inc.	10,899,263

602,097	Mid-America Apartment Communities, (2)	38,985,781

1,115,254	Post Properties, Inc.	55,706,937

2,926,784	UDR Inc., (2)	69,598,924
	Total Residential	722,480,252
	Retail – 29.6%

1,858,198	Acadia Realty Trust	46,603,606

4,013	Alexander’s Inc.	1,327,500

1,464,157	CapitaMall Trust	2,572,924

837,529	CBL & Associates Properties Inc.	17,763,990

4,912,711	Developers Diversified Realty Corporation, (2)	76,933,054

633,068	Equity One Inc.	13,300,759

487,638	Federal Realty Investment Trust	50,724,105

2,466,416	General Growth Properties Inc., (2)	48,958,358

2,565,566	Glimcher Realty Trust	28,452,127

2,775,624	Kimco Realty Corporation	53,625,056

3,547,283	Kite Realty Group Trust	19,829,312

1,501,263	Macerich Company	87,523,633

3,695,654	National Retail Properties, Inc., (2)	115,304,405

1,451,913	Ramco-Gershenson Properties Trust, (2)	19,324,962

74,809	Realty Income Corporation	3,008,070

542,125	Regency Centers Corporation	25,544,930

125,438	Retail Opportunity Investments Corporation, (2)	1,613,133

442,633	Retail Properties of America Inc.	5,298,317

282,261	Saul Centers Inc.	12,077,948

3,070,482	Simon Property Group, Inc.	485,412,499

291,370	Tanger Factory Outlet Centers	9,964,854

36	Nuveen Investments

Shares	Description (1)			Value

	Retail (continued)

599,919	Taubman Centers Inc.			$47,225,624

1,135,114	Urstadt Biddle Properties Inc.			22,339,044

389,439	Weingarten Realty Trust			10,425,282

1,190,385	Westfield Group			13,146,496
	Total Retail			1,218,299,988
	Specialized – 24.2%

283,924	American Tower REIT Inc.			21,938,807

48,621	CubeSmart			708,408

2,521,155	DiamondRock Hospitality Company			22,690,395

1,181,472	Extra Space Storage Inc., (2)			42,993,766

3,568,817	Health Care Property Investors Inc., (2)			161,239,152

1,434,875	Health Care REIT, Inc., (2)			87,943,489

649,926	Healthcare Realty Trust, Inc.			15,604,723

2,488,751	Hersha Hospitality Trust			12,443,755

4,951,257	Host Hotels & Resorts Inc.			77,586,197

879,383	LaSalle Hotel Properties			22,327,534

291,597	LTC Properties Inc.			10,261,298

6,088,095	Parkway Life Real Estate			10,756,274

1,010,747	Pebblebrook Hotel Trust			23,348,256

1,573,772	Public Storage, Inc.			228,133,989

270,652	RLJ Lodging Trust			5,242,529

626,087	Sovran Self Storage Inc.			38,880,003

902,779	Strategic Hotels & Resorts Inc., (3)			5,777,786

2,862,045	Summit Hotel Properties Inc.			27,189,428

971,535	Sunstone Hotel Investors Inc.			10,405,140

53,479	Universal Health Realty Income Trust			2,706,572

2,547,820	Ventas Inc., (2)			164,894,910
	Total Specialized			993,072,411
	Total Real Estate Investment Trust Common Stocks (cost $3,127,656,922)			4,034,270,181

Shares	Description (1)	Coupon	Ratings (5)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.2%

	Specialized – 0.2%

170,453	Summit Hotel Properties Inc., (2)	7.875%	N/R	$4,346,551

183,576	Summit Hotel Properties Inc.	9.250%	N/R	4,859,257
	Total $25 Par (or similar) Preferred Securities (cost $8,850,725)			9,205,808

Shares	Description (1)			Value
	INVESTMENT COMPANIES – 0.1%

	Real Estate Management & Development – 0.1%

2,982,455	Starwood European Real Estate Finance Limited			$4,941,770
	Total Investment Companies (cost $4,810,411)			4,941,770

Nuveen Investments	37

Portfolio of Investments

Nuveen Real Estate Securities Fund (continued)

December 31, 2012

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.7%

	Money Market Funds – 11.7%

479,361,362	Mount Vernon Securities Lending Prime Portfolio, 0.267% (6), (7)	$479,361,362
	Total Investments Purchased with Collateral from Securities Lending (cost $479,361,362)	479,361,362

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.7%

	Money Market Funds – 0.7%

28,236,918	First American Treasury Obligations Fund, Class Z, 0.000%, (6)	$28,236,918
	Total Short-Term Investments (cost $28,236,918)	28,236,918
	Total Investments (cost $3,659,532,398) – 111.3%	4,572,110,195
	Other Assets Less Liabilities – (11.3)%	(462,453,190)
	Net Assets – 100%	$4,109,657,005

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end the reporting period was $467,063,257.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

N/R	Not rated.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of Assets & Liabilities

December 31, 2012

	Global Infrastructure	Real Asset Income	Real Estate Securities
Assets
Investments, at value (cost $296,292,988, $40,395,524 and $3,180,171,036, respectively)	$325,196,509	$41,987,354	$4,092,748,833
Investment purchased with collateral from securities lending (at cost, which approximates value)	—	—	479,361,362
Cash	1,249	463	—
Receivables:
Dividends	815,309	188,450	13,044,695
Due from broker	—	—	50,874
Interest	991	225,282	—
Investments sold	9,375,154	654,053	45,334,771
Reclaims	78,467	4,181	—
Shares sold	2,782,614	458,941	13,975,727
Other assets	64,572	1,559	49,602
Total assets	338,314,865	43,520,283	4,644,565,864
Liabilities
Cash overdraft	—	—	—
Payables:
Collateral from securities lending program	—	—	479,361,362
Dividends	—	49	307
Investments purchased	7,157,053	1,138,303	37,360,117
Shares redeemed	663,002	139,190	13,341,350
Accrued expenses:
Management fees	224,554	17,894	2,550,513
Directors fees	2,237	180	64,876
12b-1 distribution and service fees	26,157	5,593	247,907
Other	137,243	32,506	1,982,427
Total liabilities	8,210,246	1,333,715	534,908,859
Net assets	$330,104,619	$42,186,568	$4,109,657,005
Class A Shares
Net assets	$68,762,997	$10,364,676	$750,073,442
Shares outstanding	7,195,233	465,478	35,681,775
Net asset value per share	$9.56	$22.27	$21.02
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$10.14	$23.63	$22.30
Class B Shares
Net assets	N/A	N/A	$1,953,071
Shares outstanding	N/A	N/A	95,111
Net asset value and offering price per share	N/A	N/A	$20.53
Class C Shares
Net assets	$14,291,065	$4,478,854	$69,934,612
Shares outstanding	1,505,623	201,217	3,397,186
Net asset value and offering price per share	$9.49	$22.26	$20.59
Class R3 Shares
Net assets	$128,210	N/A	$72,741,892
Shares outstanding	13,249	N/A	3,417,042
Net asset value and offering price per share	$9.68	N/A	$21.29
Class I Shares
Net assets	$246,922,347	$27,343,038	$3,214,953,988
Shares outstanding	25,800,897	1,227,718	151,200,350
Net asset value and offering price per share	$9.57	$22.27	$21.26
Net assets consist of:
Capital paid-in	$298,986,496	$40,299,098	$3,250,435,560
Undistributed (Over-distribution of) net investment income	(66,323)	(49,860)	(6,964,257)
Accumulated net realized gain (loss)	2,281,985	345,591	(46,392,135)
Net unrealized appreciation (depreciation)	28,902,461	1,591,739	912,577,837
Net assets	$330,104,619	$42,186,568	$4,109,657,005
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A –	Global Infrastructure and Real Asset Income do not offer Class B Shares. After the close of business on May 30, 2012, Real Asset Income liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Operations

Year Ended December 31, 2012

	Global Infrastructure	Real Asset Income	Real Estate Securities
Investment Income
Dividend and interest income (net of foreign tax withheld of $697,210, $61,393 and $219,322, respectively)	$8,974,471	$1,704,082	$97,324,314
Securities lending income, net	—	—	1,270,095
Total investment income	8,974,471	1,704,082	98,594,409
Expenses
Management fees	2,382,331	197,359	31,067,808
12b-1 service fees – Class A	151,571	12,960	1,878,678
12b-1 distribution and service fees – Class B	N/A	N/A	21,480
12b-1 distribution and service fees – Class C	123,087	13,248	643,736
12b-1 distribution and service fees – Class R3(1)	200	111	359,358
Shareholder servicing agent fees and expenses	209,198	15,464	5,303,602
Custodian fees and expenses	226,242	96,729	578,990
Directors fees and expenses	6,903	836	106,377
Professional fees	87,488	42,015	411,665
Shareholder reporting expenses	34,955	10,985	774,135
Federal and state registration fees	76,295	17,203	228,580
Other expenses	2,332	989	53,107
Total expenses before fee waiver/expense reimbursement	3,300,602	407,899	41,427,516
Fee waiver/expense reimbursement	(494,941)	(145,666)	(866,741)
Net expenses	2,805,661	262,233	40,560,775
Net investment income (loss)	6,168,810	1,441,849	58,033,634
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	12,137,973	957,183	175,391,347
Change in net unrealized appreciation (depreciation) of investments and foreign currency	19,382,522	1,539,555	357,456,067
Net realized and unrealized gain (loss)	31,520,495	2,496,738	532,847,414
Net increase (decrease) in net assets from operations	$37,689,305	$3,938,587	$590,881,048

N/A	– Global Infrastructure and Real Asset Income do not offer Class B Shares.
(1)	– After the close of business on May 30, 2012, Real Asset Income liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of Changes in Net Assets

	Global Infrastructure			Real Asset Income
	Year Ended 12/31/12	Two Months Ended 12/31/11	Year Ended 10/31/11	Year Ended 12/31/12	Period 9/13/11 (commencement of operations) through 12/31/11
Operations
Net investment income (loss)	$6,168,810	$844,392	$4,126,700	$1,441,849	$135,801
Net realized gain (loss) from:
Investments and foreign currency	12,137,973	(1,088,026)	2,172,153	957,183	125,502
Redemptions in-kind	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	19,382,522	1,536,103	(5,534,812)	1,539,555	52,184
Net increase (decrease) in net assets from operations	37,689,305	1,292,469	764,041	3,938,587	313,487
Distributions to Shareholders
From net investment income:
Class A	(1,408,692)	(760,328)	(1,049,188)	(332,722)	(581)
Class B	N/A	N/A	N/A	N/A	N/A
Class C	(179,680)	(74,451)	(111,436)	(79,376)	(486)
Class R3(1)	(2,208)	(88)	—	(602)	(549)
Class I	(6,163,756)	(1,983,300)	(1,696,981)	(1,105,444)	(120,712)
From accumulated net realized gains:
Class A	(1,123,513)	(1,267,002)	(3,080,543)	(180,929)	—
Class B	N/A	N/A	N/A	N/A	N/A
Class C	(232,692)	(263,092)	(459,773)	(64,049)	—
Class R3(1)	(1,488)	(187)	(6)	—	—
Class I	(4,022,345)	(2,726,959)	(4,486,974)	(481,631)	—
Decrease in net assets from distributions to shareholders	(13,134,374)	(7,075,407)	(10,884,901)	(2,244,753)	(122,328)
Fund Share Transactions
Proceeds from sale of shares	181,543,700	13,179,987	77,226,231	30,998,443	10,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,486,813	4,520,484	7,871,757	2,022,240	122,328
	188,030,513	17,700,471	85,097,988	33,020,683	10,122,328
Cost of shares redeemed	(62,020,696)	(10,460,693)	(50,578,994)	(2,841,436)	—
Cost of redemptions in-kind	—	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	126,009,817	7,239,778	34,518,994	30,179,247	10,122,328
Net increase (decrease) in net assets	150,564,748	1,456,840	24,398,134	31,873,081	10,313,487
Net assets at the beginning of period	179,539,871	178,083,031	153,684,897	10,313,487	—
Net assets at the end of period	$330,104,619	$179,539,871	$178,083,031	$42,186,568	$10,313,487
Undistributed (Over-distribution of) net investment income at the end of period	$(66,323)	$563,563	$2,515,839	$(49,860)	$15,081

N/A	– Global Infrastructure and Real Asset Income do not offer Class B Shares.
(1)	– After the close of business on May 30, 2012, Real Asset Income liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Changes in Net Assets (continued)

	Real Estate Securities
	Year Ended 12/31/12	Two Months Ended 12/31/11	Year Ended 10/31/11
Operations
Net investment income (loss)	$58,033,634	$15,321,703	$49,529,347
Net realized gain (loss) from:
Investments and foreign currency	175,391,347	(12,717,545)	33,359,512
Redemptions in-kind	—	—	14,782,543
Change in net unrealized appreciation (depreciation) of investments and foreign currency	357,456,067	21,729,743	167,799,657
Net increase (decrease) in net assets from operations	590,881,048	24,333,901	265,471,059
Distributions to Shareholders
From net investment income:
Class A	(15,583,128)	(4,160,552)	(8,735,913)
Class B	(28,672)	(8,875)	(18,502)
Class C	(860,519)	(237,281)	(442,822)
Class R3	(1,318,535)	(326,844)	(608,594)
Class I	(67,298,948)	(14,450,265)	(26,418,401)
From accumulated net realized gains:
Class A	(23,186,752)	(4,144,624)	(9,657,846)
Class B	(61,771)	(13,097)	(31,804)
Class C	(2,153,298)	(349,654)	(839,205)
Class R3	(2,195,554)	(358,578)	(832,024)
Class I	(97,222,367)	(12,885,490)	(28,892,916)
Decrease in net assets from distributions to shareholders	(209,909,544)	(36,935,260)	(76,478,027)
Fund Share Transactions
Proceeds from sale of shares	1,466,271,905	152,158,707	1,446,745,719
Proceeds from shares issued to shareholders due to reinvestment of distributions	158,621,477	28,693,310	59,682,755
	1,624,893,382	180,852,017	1,506,428,474
Cost of shares redeemed	(1,023,309,961)	(171,328,445)	(937,711,181)
Cost of redemptions in-kind	—	—	(48,374,872)
Net increase (decrease) in net assets from Fund share transactions	601,583,421	9,523,572	520,342,421
Net increase (decrease) in net assets	982,554,925	(3,077,787)	709,335,453
Net assets at the beginning of period	3,127,102,080	3,130,179,867	2,420,844,414
Net assets at the end of period	$4,109,657,005	$3,127,102,080	$3,130,179,867
Undistributed (Over-distribution of) net investment income at the end of period	$(6,964,257)	$12,759,121	$16,624,130

See accompanying notes to financial statements.

42	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	43

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GLOBAL INFRASTRUCTURE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (12/07)
Year Ended 12/31
2012	$8.59	$.21	$1.12	$1.33	$(.20)	$(.16)	$(.36)	$9.56
2011(g)	8.87	.04	.03	.07	(.13)	(.22)	(.35)	8.59
Year Ended 10/31
2011	9.42	.20	(.11)	.09	(.16)	(.48)	(.64)	8.87
2010	7.80	.16	1.58	1.74	(.12)	—	(.12)	9.42
2009	6.43	.16	1.29	1.45	(.08)	—	(.08)	7.80
2008(e)	10.00	.05	(3.62)	(3.57)	—	—	—	6.43
Class C (11/08)
Year Ended 12/31
2012	8.53	.13	1.11	1.24	(.12)	(.16)	(.28)	9.49
2011(g)	8.75	.03	.03	.06	(.06)	(.22)	(.28)	8.53
Year Ended 10/31
2011	9.32	.14	(.12)	.02	(.11)	(.48)	(.59)	8.75
2010	7.75	.09	1.57	1.66	(.09)	—	(.09)	9.32
2009(f)	6.48	.11	1.24	1.35	(.08)	—	(.08)	7.75
Class R3 (11/08)
Year Ended 12/31
2012	8.68	.18	1.15	1.33	(.17)	(.16)	(.33)	9.68
2011(g)	8.95	.04	.02	.06	(.11)	(.22)	(.33)	8.68
Year Ended 10/31
2011	9.40	.05	(.02)	.03	—	(.48)	(.48)	8.95
2010	7.78	.13	1.59	1.72	(.10)	—	(.10)	9.40
2009(f)	6.48	.14	1.24	1.38	(.08)	—	(.08)	7.78
Class I (12/07)
Year Ended 12/31
2012	8.62	.23	1.13	1.36	(.25)	(.16)	(.41)	9.57
2011(g)	8.92	.04	.03	.07	(.15)	(.22)	(.37)	8.62
Year Ended 10/31
2011	9.46	.23	(.12)	.11	(.17)	(.48)	(.65)	8.92
2010	7.82	.18	1.59	1.77	(.13)	—	(.13)	9.46
2009	6.43	.17	1.30	1.47	(.08)	—	(.08)	7.82
2008(e)	10.00	.16	(3.73)	(3.57)	—	—	—	6.43

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

15.52%	$68,763	1.43%		2.08%		1.24%		2.28%		200%
.81	51,681	1.64	*	2.38	*	1.23	*	2.79	*	42

.97	54,697	1.62		1.86		1.25		2.24		273
22.56	57,594	1.88		1.30		1.25		1.93		314
22.76	19,901	2.47		1.12		1.25		2.34		299
(35.70)	4,022	4.16	*	(2.11	)*	1.25	*	.80	*	304

14.58	14,291	2.19		1.25		1.99		1.45		200
.62	10,767	2.39	*	1.64	*	1.98	*	2.05	*	42

.37	10,674	2.38		1.14		2.00		1.53		273
21.62	8,103	2.63		.51		2.00		1.14		314
21.00	3,034	3.22	*	.37	*	2.00	*	1.59	*	299

15.36	128	1.66		1.67		1.49		1.84		200
.68	7	1.89	*	1.94	*	1.48	*	2.38	*	42

.36	15	2.05		(.03)		1.50		.55		273
22.27	8	2.13		.91		1.50		1.54		314
21.48	6	2.72	*	.93	*	1.50	*	2.15	*	299

15.78	246,922	1.18		2.32		.99		2.51		200
.85	117,085	1.39	*	2.65	*	.98	*	3.06	*	42

1.28	112,697	1.38		2.12		1.00		2.51		273
22.92	87,980	1.63		1.50		1.00		2.13		314
23.14	36,595	2.22		1.35		1.00		2.57		299
(35.70)	17,221	3.90	*	(.73	)*	.99	*	2.18	*	304

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period December 17, 2007 (commencement of operations) through October 31, 2008.
(f)	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
(g)	For the two months ended December 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

REAL ASSET INCOME
Year Ended December 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (9/11)
2012	$20.38	$1.22	$2.21	$3.43	$(1.13)	$(.41)	$(1.54)	$22.27
2011(e)	20.00	.26	.35	.61	(.23)	—	(.23)	20.38
Class C (9/11)
2012	20.37	1.08	2.19	3.27	(.97)	(.41)	(1.38)	22.26
2011(e)	20.00	.21	.35	.56	(.19)	—	(.19)	20.37
Class I (9/11)
2012	20.38	1.24	2.24	3.48	(1.18)	(.41)	(1.59)	22.27
2011(e)	20.00	.27	.36	.63	(.25)	—	(.25)	20.38

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

17.22%	$10,365	1.68%		5.06%		1.17%		5.57%		177%
3.06	52	2.12	*	3.34	*	1.18	*	4.28	*	65

16.36	4,479	2.33		4.51		1.92		4.92		177
2.82	51	2.87	*	2.59	*	1.93	*	3.53	*	65

17.50	27,343	1.52		5.10		.92		5.70		177
3.13	10,159	1.87	*	3.60	*	.93	*	4.54	*	65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period September 13, 2011 (commencement of operations) through December 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

REAL ESTATE SECURITIES
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (9/95)
Year Ended 12/31
2012	$18.76	$.28	$3.07	$3.35	$(.43)	$(.66)	$—	$(1.09)	$21.02
2011(e)	18.84	.09	.05	.14	(.11)	(.11)	—	(.22)	18.76
Year Ended 10/31
2011	17.58	.29	1.43	1.72	(.22)	(.24)	—	(.46)	18.84
2010	12.44	.32	5.20	5.52	(.38)	—	—	(.38)	17.58
2009	12.67	.41	(.16)	.25	(.34)	—	(.14)	(.48)	12.44
2008	23.99	.60	(8.78)	(8.18)	(.40)	(2.74)	—	(3.14)	12.67
2007	26.49	.47	(.24)	.23	(.36)	(2.37)	—	(2.73)	23.99
Class B (9/95)
Year Ended 12/31
2012	18.34	.11	3.01	3.12	(.27)	(.66)	—	(.93)	20.53
2011(e)	18.42	.06	.04	.10	(.07)	(.11)	—	(.18)	18.34
Year Ended 10/31
2011	17.18	.14	1.42	1.56	(.11)	(.21)	—	(.32)	18.42
2010	12.17	.21	5.07	5.28	(.27)	—	—	(.27)	17.18
2009	12.39	.36	(.19)	.17	(.25)	—	(.14)	(.39)	12.17
2008	23.53	.46	(8.60)	(8.14)	(.26)	(2.74)	—	(3.00)	12.39
2007	26.08	.27	(.22)	.05	(.23)	(2.37)	—	(2.60)	23.53
Class C (2/00)
Year Ended 12/31
2012	18.39	.12	3.01	3.13	(.27)	(.66)	—	(.93)	20.59
2011(e)	18.46	.06	.05	.11	(.07)	(.11)	—	(.18)	18.39
Year Ended 10/31
2011	17.23	.14	1.41	1.55	(.08)	(.24)	—	(.32)	18.46
2010	12.21	.19	5.12	5.31	(.29)	—	—	(.29)	17.23
2009	12.44	.34	(.17)	.17	(.26)	—	(.14)	(.40)	12.21
2008	23.62	.45	(8.63)	(8.18)	(.26)	(2.74)	—	(3.00)	12.44
2007	26.17	.26	(.21)	.05	(.23)	(2.37)	—	(2.60)	23.62
Class R3 (9/01)
Year Ended 12/31
2012	18.99	.23	3.12	3.35	(.39)	(.66)	—	(1.05)	21.29
2011(e)	19.07	.08	.05	.13	(.10)	(.11)	—	(.21)	18.99
Year Ended 10/31
2011	17.79	.24	1.46	1.70	(.16)	(.26)	—	(.42)	19.07
2010	12.57	.31	5.24	5.55	(.33)	—	—	(.33)	17.79
2009	12.79	.39	(.16)	.23	(.31)	—	(.14)	(.45)	12.57
2008	24.20	.54	(8.85)	(8.31)	(.36)	(2.74)	—	(3.10)	12.79
2007	26.72	.38	(.21)	.17	(.32)	(2.37)	—	(2.69)	24.20
Class I (6/95)
Year Ended 12/31
2012	18.97	.35	3.09	3.44	(.49)	(.66)	—	(1.15)	21.26
2011(e)	19.05	.10	.05	.15	(.12)	(.11)	—	(.23)	18.97
Year Ended 10/31
2011	17.77	.34	1.45	1.79	(.24)	(.27)	—	(.51)	19.05
2010	12.57	.36	5.26	5.62	(.42)	—	—	(.42)	17.77
2009	12.79	.47	(.19)	.28	(.36)	—	(.14)	(.50)	12.57
2008	24.18	.64	(8.84)	(8.20)	(.45)	(2.74)	—	(3.19)	12.79
2007	26.67	.53	(.24)	.29	(.41)	(2.37)	—	(2.78)	24.18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

18.07%	$750,073	1.28%		1.33%		1.26%		1.35%		76%
.72	722,221	1.31	*	2.82	*	1.28	*	2.86	*	21

9.94	732,181	1.28		1.54		1.27		1.55		103
44.82	686,148	1.24		2.04		1.24		2.04		133
2.82	287,493	1.27		3.81		1.27		3.81		117
(37.71)	133,162	1.23		3.31		1.23		3.31		150
.78	203,101	1.22		1.87		1.22		1.87		210

17.18	1,953	2.03		.54		2.01		.56		76
.55	2,233	2.06	*	2.06	*	2.03	*	2.09	*	21

9.18	2,269	2.03		.77		2.02		.78		103
43.66	3,005	1.99		1.42		1.99		1.42		133
2.13	2,693	2.02		3.57		2.02		3.57		117
(38.18)	3,276	1.98		2.57		1.98		2.57		150
—	7,391	1.97		1.12		1.97		1.12		210

17.19	69,935	2.03		.57		2.01		.60		76
.60	59,469	2.06	*	2.06	*	2.03	*	2.09	*	21

9.13	60,812	2.04		.76		2.02		.77		103
43.76	52,732	1.99		1.26		1.99		1.26		133
2.09	17,632	2.02		3.26		2.02		3.26		117
(38.19)	11,458	1.98		2.56		1.98		2.56		150
.03	18,403	1.97		1.06		1.97		1.06		210

17.80	72,742	1.53		1.09		1.51		1.12		76
.66	62,888	1.56	*	2.59	*	1.53	*	2.62	*	21

9.68	63,335	1.54		1.30		1.52		1.31		103
44.54	47,970	1.48		1.99		1.48		1.99		133
2.62	46,382	1.52		3.61		1.52		3.61		117
(37.90)	22,813	1.48		3.01		1.48		3.01		150
.52	18,493	1.47		1.52		1.47		1.52		210

18.34	3,214,954	1.03		1.62		1.01		1.65		76
.78	2,280,291	1.06	*	3.08	*	1.03	*	3.12	*	21

10.24	2,271,583	1.04		1.79		1.02		1.80		103
45.16	1,630,989	.99		2.29		.99		2.29		133
3.11	660,342	1.02		4.39		1.02		4.39		117
(37.56)	526,386	.98		3.51		.98		3.51		150
1.01	652,579	.97		2.12		.97		2.12		210
(e)	For the two months ended December 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	49

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”) (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for Real Estate Securities), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Global Infrastructure’s investment objective is to seek long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. infrastructure-related companies that derive at least 50% of their revenues or profits from the ownership, development, construction, financing or operation of infrastructure assets, or have at least 50% of the fair market value of their assets invested in infrastructure assets. Under normal market conditions, the Fund will also invest at least 40% of its net assets in securities of non-U.S. issuers and, in any case, will invest at least 30% of its net assets in such issuers. Up to 25% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Equity securities in which the Fund invests include common and preferred stocks, publicly-traded units of master limited partnerships (“MLP”s), and real estate investment trusts (“REIT”s). The Fund may also invest in exchange-traded funds (“ETFs”) and other investment companies. The Fund may invest in companies of any size.

Real Asset Income’s investment objective is to seek a high level of current income. The secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by real asset related companies that are generating income at the time of purchase. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies, if not in one of these sectors or industries, that (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing, or sale of real assets, or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets. The categories of real assets on which the Fund will focus its investments are infrastructure and real estate.

The Fund will invest in both equity securities and debt securities, but will not invest more than 40% of its net assets in debt securities. All or a portion of the Fund’s debt securities may be rated lower than investment grade (BB/Ba or lower). Equity securities in which the Fund may invest may be of any market capitalization and include common stock, preferred securities, hybrid securities and convertible securities, as well as interests in REITs, exchange-traded notes (“ETNs”), other investment companies (including ETFs) and equity securities issued by MLPs. Debt securities in which the Fund may invest include corporate debt obligations, mortgage-backed securities (“MBS”) and debt securities issued by MLPs.

The Fund will invest in non-U.S. securities, but will limit its exposure to emerging markets to 50% of its net assets at the time of purchase.

The infrastructure assets that Global Infrastructure and Real Asset Income invest consists of the physical structures and networks upon which the operation, growth and development of a community depends, which includes water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Real Estate Securities’ investment objective is to provide above average current income and long-term appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The majority of the Fund’s total assets will be invested in REITs. The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. The Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Each Fund may also invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

50	Nuveen Investments

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

After the close of business on May 30, 2012, Real Asset Income liquidated all of its Class R3 Shares and distributed the proceeds to shareholders.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities may represent a transfer from a Level 1 to a Level 2 security.

The ETFs in which the Funds invest are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Nuveen Investments	51

Notes to Financial Statements (continued)

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2012, Global Infrastructure and Real Asset Income had when-issued/delayed delivery purchase commitments of $88,966 and $286,627, respectively. Real Estate Securities had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Real Asset Income and Real Estate Securities. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Real Asset Income and Real Estate Securities receive substantial distributions from holdings in REITs. REIT distributions received by the Funds are generally comprised of ordinary income, long-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the fiscal year ended December 31, 2012, the character of distributions to Real Asset Income and Real Estate Securities from the REITs was 87.89% and 75.02% ordinary income, 4.89% and 11.61% long-term capital gains, and 7.22% and 13.37% return of REIT capital, respectively.

For the fiscal years ended December 31, 2012 and December 31, 2011, the Funds applied the actual character of distributions reported by the REITs in which the Funds invest to their receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Funds treated the distributions as ordinary income.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2012 and December 31, 2011, is reflected in the accompanying financial statements.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Global Infrastructure and Real Asset Income do not issue Class B Shares. Real Estate Securities will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures and options. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar

52	Nuveen Investments

falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased and options written, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased and options written exchange contracts,” respectively, on the Statement of Operations, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including forward foreign currency exchange contracts, futures and options. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended December 31, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, Global Infrastructure and Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program“ on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Nuveen Investments	53

Notes to Financial Statements (continued)

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended December 31, 2012, were as follows:

	Global Infrastructure	Real Estate Securities
Securities lending fees paid	$—	$127,679

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$303,214,481	$—	$—	$303,214,481
Real Estate Investment Trust Common Stocks	18,550,219	—	—	18,550,219
Preferred Stocks	491,031	—	—	491,031
Investment Companies	1,219,755	—	—	1,219,755
Short-Term Investments:
Money Market Funds	1,721,023	—	—	1,721,023
Total	$325,196,509	$—	$—	$325,196,509

Real Asset Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$8,362,812	$—	$—	$8,362,812
Real Estate Investment Trust Common Stocks	7,580,555	—	—	7,580,555
Convertible Preferred Securities	719,124	222,838	—	941,962
$25 Par (or similar) Preferred Securities	13,698,730	394,510	—	14,093,240
Corporate Bonds	—	9,709,502	—	9,709,502
Investment Companies	548,004	—	—	548,004
Short-Term Investments:
Repurchase Agreements	—	751,279	—	751,279
Total	$30,909,225	$11,078,129	$—	$41,987,354
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Convertible Preferred Securities and $25 Par (or similar) Preferred Securities classified as Level 2.

54	Nuveen Investments

Real Estate Securities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$16,079,050	$—	$15,106	$16,094,156
Real Estate Investment Trust Common Stocks	4,034,270,181	—	—	4,034,270,181
$25 Par (or similar) Preferred Securities	9,205,808	—	—	9,205,808
Investment Companies	4,941,770	—	—	4,941,770
Investments Purchased with Collateral from Securities Lending	479,361,362	—	—	479,361,362
Short-Term Investments:
Money Market Funds	28,236,918	—	—	28,236,918
Total	$4,572,095,089	$—	$15,106	$4,572,110,195
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended December 31, 2012.

Nuveen Investments	55

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Infrastructure
	Year Ended 12/31/12		Two Months Ended 12/31/11		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,478,174	$31,964,173	175,865	$1,527,234	2,705,342	$24,727,760
Class C	425,964	3,895,174	54,181	463,427	480,324	4,392,766
Class R3	12,464	119,239	34	300	1,803	15,212
Class I	15,769,171	145,565,114	1,289,919	11,189,026	5,250,706	48,090,493
Shares issued to shareholders due to reinvestment of distributions:
Class A	252,591	2,409,930	223,253	1,888,705	427,643	3,809,219
Class C	39,983	378,359	33,304	276,930	52,119	459,054
Class R3	383	3,696	32	272	1	5
Class I	385,771	3,694,828	276,879	2,354,577	402,870	3,603,479
	20,364,501	188,030,513	2,053,467	17,700,471	9,320,808	85,097,988
Shares redeemed:
Class A	(2,553,265)	(23,453,558)	(545,510)	(4,738,201)	(3,083,940)	(27,916,902)
Class C	(223,142)	(2,020,642)	(43,794)	(372,426)	(182,499)	(1,637,264)
Class R3	(441)	(3,871)	(899)	(7,997)	(918)	(8,587)
Class I	(3,939,153)	(36,542,625)	(611,486)	(5,342,069)	(2,321,536)	(21,016,241)
	(6,716,001)	(62,020,696)	(1,201,689)	(10,460,693)	(5,588,893)	(50,578,994)
Net increase (decrease)	13,648,500	$126,009,817	851,778	$7,239,778	3,731,915	$34,518,994

	Real Asset Income
	Year Ended 12/31/12		For the period 9/13/11 (commencement of operations) through 12/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	502,277	$10,954,370	2,500	$50,000
Class C	196,333	4,342,140	2,500	50,000
Class R3 (1)	—	—	2,500	50,000
Class I	726,485	15,701,933	492,500	9,850,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	20,720	457,333	28	581
Class C	5,423	119,973	24	486
Class R3 (1)	28	602	27	550
Class I	65,588	1,444,332	5,935	120,711
	1,516,854	33,020,683	506,014	10,122,328
Shares redeemed:
Class A	(60,047)	(1,334,633)	—	—
Class C	(3,063)	(64,284)	—	—
Class R3 (1)	(2,555)	(53,023)	—	—
Class I	(62,790)	(1,389,496)	—	—
	(128,455)	(2,841,436)	—	—
Net increase (decrease)	1,388,399	$30,179,247	506,014	$10,122,328
(1)	After the close of business on May 30, 2012, Real Asset Income liquidated all of its Class R3 Shares.

56	Nuveen Investments

	Real Estate Securities
	Year Ended 12/31/12		Two Months Ended 12/31/11		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A – Exchanges	8,467,179	$174,797,170	1,011,119	$18,486,626	16,324,022	$300,982,288
Class B	2,409	50,036	23	418	628	14,851
Class C	659,491	13,576,842	19,012	341,913	779,165	13,785,667
Class R3	1,313,731	27,304,524	162,934	2,996,919	1,776,683	33,484,435
Class I	59,538,575	1,250,543,333	7,093,789	130,332,831	58,492,947	1,098,478,478
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,813,351	37,580,459	422,396	7,962,177	1,100,854	16,977,574
Class B	4,063	82,016	1,002	18,453	2,278	35,872
Class C	109,808	2,221,592	24,075	444,569	47,979	748,495
Class R3	167,407	3,510,633	35,889	684,782	86,268	1,349,471
Class I	5,494,261	115,226,777	1,027,228	19,583,329	2,660,142	40,571,343
	77,570,275	1,624,893,382	9,797,467	180,852,017	81,270,966	1,506,428,474
Shares redeemed:
Class A	(13,093,291)	(269,917,042)	(1,794,507)	(32,794,551)	(17,600,462)	(326,048,135)
Class B	(33,103)	(674,461)	(2,493)	(44,603)	(54,583)	(990,017)
Class C	(606,332)	(12,281,609)	(103,079)	(1,847,251)	(593,626)	(10,696,935)
Class R3	(1,375,299)	(28,727,546)	(208,631)	(3,886,685)	(1,238,584)	(23,267,356)
Class I	(34,038,553)	(711,709,303)	(7,127,954)	(132,755,355)	(30,942,249)	(576,708,738)
Class I – In-Kind	—	—	—	—	(2,759,547)	(48,374,872)
	(49,146,578)	(1,023,309,961)	(9,236,664)	(171,328,445)	(53,189,051)	(986,086,053)
Net increase (decrease)	28,423,697	$601,583,421	560,803	$9,523,572	28,081,915	$520,342,421

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal year ended December 31, 2012, the period ended December 31, 2011, and the fiscal year ended October 31, 2011, were as follows:

Fund	Year Ended 12/31/12	Period Ended 12/31/11	Year Ended 10/31/11
Real Estate Securities	30,196	1,868	26,483

5. Investment Transactions

Purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and short-term investments, where applicable) during the fiscal year ended December 31, 2012, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Purchases	$620,916,311	$72,694,082	$3,301,760,260
Sales and maturities	499,968,662	43,829,386	2,804,930,706

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Cost of investments	$300,236,178	$40,532,424	$3,736,965,342
Gross unrealized:
Appreciation	$32,531,279	$1,681,735	$910,665,305
Depreciation	(7,570,948)	(226,805)	(75,520,452)
Net unrealized appreciation (depreciation) of investments	$24,960,331	$1,454,930	$835,144,853

Nuveen Investments	57

Notes to Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, tax equalization, adjustments for investments in REITs, foreign currency reclassifications, investments in passive foreign investment companies, and distribution character reclassifications resulted in reclassifications among the Funds’ components of net assets at December 31, 2012, the Funds’ tax year end, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Capital paid-in	$(26,497)	$(2,264)	$(6,540,734)
Undistributed (Over-distribution of) net investment income	955,640	11,354	7,332,790
Accumulated net realized gain (loss)	(929,143)	(9,090)	(792,056)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2012, the Funds’ tax year end, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Undistributed net ordinary income*	$5,296,729	$380,795	$14,974,596
Undistributed net long-term capital gains	867,285	51,836	9,159,031
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the periods indicated below, was designated for purposes of the dividends paid deduction as follows:

Year Ended December 31, 2012	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income*	$13,134,374	$2,214,236	$156,884,100
Distributions from net long-term capital gains**	—	30,517	53,025,444

Period Ended December 31, 2011	Global Infrastructure***	Real Asset Income****	Real Estate Securities***
Distributions from net ordinary income*	$4,897,468	$122,328	$56,500,814
Distributions from net long-term capital gains	2,177,939	—	43,583,313

Year-Ended October 31, 2011	Global Infrastructure
Distributions from net ordinary income*	$10,457,147
Distributions from net long-term capital gains	427,754
*	Net ordinary income consists of net taxable income derived from dividends and interest, net short-term capital gains, if any.
**	The Fund hereby designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2012.
***	For the two-months ended December 31, 2011.
****	For the period September 13, 2011 (commencement of operations) through December 31, 2011.

During the Funds’ tax year ended December 31, 2012, Global Infrastructure utilized $746,051 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010 will not be subject to expiration. During the Funds’ tax year ended December 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Infrastructure Fund-Level Fee Rate	Real Asset Income Fund-Level Fee Rate	Real Estate Securities Fund-Level Fee Rate
For the first $125 million	.7500%	.6000%	.7000%
For the next $125 million	.7375	.5875	.6875
For the next $250 million	.7250	.5750	.6750
For the next $500 million	.7125	.5625	.6625
For the next $1 billion	.7000	.5500	.6500
For net assets over $2 billion	.6750	.5250	.6250

58	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2012, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Global Infrastructure	.1823%
Real Asset Income	.1684
Real Estate Securities	.1863

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has contractually agreed to waive fees and/or reimburse other Fund expenses of Global Infrastructure so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any acquired Fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Global Infrastructure
Class A Shares	1.25%
Class C Shares	2.00
Class R3 Shares	1.50
Class I Shares	1.00
Expiration Date	February 28, 2013

The Adviser has agreed to waive fees and/or reimburse expenses of Real Asset Income through April 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Fund do not exceed 0.95% of the average daily net assets of any class of Fund shares. For Real Estate Securities, the Adviser agreed to reimburse management fees across all share classes through December 31, 2012, to the extent necessary to maintain Class I Share total annual operating expenses, not including any acquired fund fees and expenses, at 0.99% of daily net assets, provided that in no event will the Adviser be required to make any reimbursements that would result in an annualized net management fee of less than 0.81% of daily net assets.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	59

Notes to Financial Statements (continued)

During the fiscal year ended December 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Sales charges collected (Unaudited)	$117,193	$161,530	$354,192
Paid to financial intermediaries (Unaudited)	103,544	140,570	314,229

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended December 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Commission advances (Unaudited)	$43,759	$38,430	$145,913

All 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor to compensate for commissions advanced to financial intermediaries. During the fiscal year ended December 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
12b-1 fees retained (Unaudited)	$34,690	$12,259	$110,027

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended December 31, 2012, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
CDSC retained (Unaudited)	$2,109	$27	$6,245

As of December 31, 2012, Nuveen owned 535,973 Class I Shares of Real Asset Income.

In this transaction, the Fund paid redemption proceeds by distributing a proportionate amount of securities in its portfolio. Remaining shareholders in the Fund did not recognize any capital gains from the transaction.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

60	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	216
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	216
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216

Nuveen Investments	61

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	216

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	216
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216

62	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	216
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	216
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	216
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

Nuveen Investments	63

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	101

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

64	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”) and the Nuveen Real Estate Securities Fund (the “Real Estate Securities Fund” and together with the Global Infrastructure Fund, the “Funds”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.) (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

The Nuveen Real Asset Income Fund (the “Real Asset Income Fund”) is new. The initial advisory agreement between the Advisor and the Real Asset Income Fund and the initial sub-advisory agreement between the Advisor and the Sub-Advisor, on behalf of the Real Asset Income Fund, were approved separately at meetings of the Board of the Real Asset Income Fund held on July 25-27, 2011. The discussion of the initial approvals for the advisory and sub-advisory agreements for the Real Asset Income Fund was included in such fund’s annual report for the period ended December 31, 2011. The discussion below relates only to the renewal of the Advisory Agreements for the Funds (as defined above).

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory

Nuveen Investments	65

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Global Infrastructure Fund, which did not exist for part of the foregoing time frame).

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Global Infrastructure Fund was classified as having significant differences from such Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment

66	Nuveen Investments

period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons for the Real Estate Securities Fund, the Independent Board Members observed, among other things, that such Fund had demonstrated generally favorable performance in comparison to peers, performing in the first quartile for the three- and five-year periods (although it was in the third quartile for the one-year period). As noted above, the Global Infrastructure Fund had significant differences from its Performance Peer Group. Therefore, the Independent Board Members considered the performance of such Fund compared to its benchmark. In this regard, the Independent Board Members noted that the Global Infrastructure Fund outperformed its benchmark for the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Global Infrastructure Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below its peer averages. Further, they noted that the Real Estate Securities Fund had slightly higher net management fees than its peer average, but a net expense ratio in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

Nuveen Investments	67

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

68	Nuveen Investments

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	69

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Corporate High Yield Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA Merrill Lynch U.S. Preferred Fixed Rate Index: An index that consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA Merrill Lynch REIT Preferred Stock Index: An unmanaged index of investment grade Real Estate Investment Trust (REIT) preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Specialty/Miscellaneous Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Specialty/Miscellaneous Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Real Asset Income Blend: A custom index comprised of a weighting of 33% Standard & Poor’s (S&P) Global Infrastructure Index, 12% BofA Merrill Lynch Preferred Fixed Rate Index, 15% MSCI U.S. REIT Index, 20% BofA Merrill Lynch REIT Preferred Stock Index and 20% Barclays U.S. Corporate High Yield Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Global Infrastructure Index: An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

70	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodians

U.S. Bank National Association

St. Paul, MN

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Global Infrastructure Fund	20.00%	56.00%
Nuveen Real Asset Income Fund	0.00	0.00
Nuveen Real Estate Securities Fund	0.00	0.00

Foreign Taxes: Nuveen Global Infrastructure Fund paid qualifying foreign taxes of $507,878 and earned $4,867,881 foreign source income during the calendar year ended December 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.01 per share as foreign taxes paid and $0.14 per share as income earned from foreign sources for the calendar year ended December 31, 2012. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	71

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FREGIF-1212P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended December 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Global Infrastructure Fund	36,489	0	22,437	0
Real Estate Securities Fund	50,868	0	1,000	0
Real Asset Income Fund	35,659	0	0	0

Total	$123,016	$0	$23,437	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Global Infrastructure Fund	0%	0%	0%	0%
Real Estate Securities Fund	0%	0%	0%	0%
Real Asset Income Fund	0%	0%	0%	0%

Fiscal Year Ended December 31, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Global Infrastructure Fund	22,600	0	0	0
Real Estate Securities Fund	22,600	0	0	0
Real Asset Income Fund	15,950	0	0	0

Total	$61,150	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Global Infrastructure Fund	0%	0%	0%	0%
Real Estate Securities Fund	0%	0%	0%	0%
Real Asset Income Fund	0%	0%	0%	0%

Fiscal Year Ended December 31, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Global Infrastructure Fund	22,437	0	0	22,437
Real Estate Securities Fund	1,000	0	0	1,000
Real Asset Income Fund	0	0	0	0

Total	$23,437	$0	$0	$23,437

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended December 31, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Global Infrastructure Fund	0	0	0	0
Real Estate Securities Fund	0	0	0	0
Real Asset Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2013